UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-22475

Excelsior Private Markets Fund II (TI), LLC

(Exact name of registrant as specified in charter)

100 Federal Street
Boston, MA 02110

(Address of principal executive offices) (Zip code)

Marina Belaya, Esq.
114 West 47th Street
NY8-114-09-02
New York, NY 10036

 (Name and address of agent for service)

Registrant’s telephone number, including area code:    1-866-921-7951

Date of fiscal year end:   March 31

Date of reporting period:   March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

Excelsior Private Markets Fund II (TI), LLC (the “Fund”) was formed on September 15, 2010. As of March 31, 2011, the Fund had not yet commenced operations and the initial closing of the Fund had not yet occurred.

As of March 31, 2011, Steven L. Suss is the organizational member of the Fund but shall withdraw from the Fund immediately upon commencement of operations of the Fund.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. For the fiscal year ended March 31, 2011, there were no amendments to a provision of the code of ethics that relates to any element of code of ethics definition, nor were there any waivers granted from a provision of the code of ethics. A copy of the Registrant's code of ethics is filed with this form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Board of Managers of the Registrant has determined that Jonathan Bulkeley possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert", and has designated Mr. Bulkeley as the Audit Committee's financial expert.  Mr. Bulkeley is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees, billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements for the fiscal year ended March 31, 2011 was $0.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the fiscal year.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed no fees for tax compliance, tax advice or tax planning services to the Registrant during the fiscal year.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the fiscal year.

(e) (1) During its regularly scheduled periodic meetings, the Registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the Registrant. The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any such pre-approved fees are presented to the audit committee at its next regularly scheduled meeting.

(e) (2) Not applicable

(f) Not applicable.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2011, were $0 and $0, respectively.

(h) The Registrant's audit committee of the board of directors has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.  See Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated responsibility for voting proxies to the investment adviser. The Proxy Voting Policies are attached herewith.

ALTERNATIVE INVESTMENTS
Bank of America Capital Advisors, LLC
(“BACA” or the “Adviser”)

Applicability: Proxy Voting Policy

Area of Focus: Portfolio Management

Date Last Reviewed:                                                                                    January 2011

Applicable Regulations
•	Rule 206(4)-6 under the Investment Advisers Act of 1940
•	Form N-PX
•	ERISA Department of Labor Bulletin 94-2
•	Rule 30b1-4 under the Investment Company Act of 1940
•	Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements
An SEC-registered investment advisor that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients.  An advisor’s policies and procedures must address how the advisor resolves material conflicts of interest between its interests and those of its clients.  An investment advisor must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities.  In addition, an investment advisor to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy
In cases where the Adviser has been delegated voting authority over Clients’1 securities, such voting will be in the best economic interests of the Clients.

1 As used in this policy, “Clients” include private investment funds (“Private Funds”) exempt from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”), closed-end investment companies (“RICs”) registered under the 1940 Act, business development companies electing to be subject to certain provisions of the 1940 Act, Private Funds that are “plan assets” under ERISA and other institutional and high net worth investors. Not included in the meaning of “Client” for purposes of this policy are Private Funds or RICs that are sub-advised by third parties for which the sub-adviser has been delegated the authority to vote proxies.

This policy will be reviewed no less frequently than annually.

This policy is the property of Bank of America and must not be provided to any external party without express prior consent from AI Legal or Compliance.

Procedures for Achieving Compliance

Alternative Investment (“AI”) Clients invest all or substantially all of their assets in limited partnership interests, limited liability company interests, shares or other equity interests issued by unregistered Funds (“Underlying Funds”).  The voting rights of investors in Underlying Funds generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement and other governing documents of such Underlying Funds.

AI Clients may also invest in high quality, short-term instruments for cash management purposes and may be authorized to acquire securities for hedging or investment purposes.  Securities held by a Client that are not Underlying Fund interests are referred to as “Direct Investments”.

On rare occasions, an AI Client may hold securities distributed to it by an Underlying Fund as an “in kind” distribution. Generally, in such circumstances the Adviser will liquidate these Direct Investments on the day received, but may continue to hold a security longer when deemed in the best interest of the Client.  The Adviser may vote a proxy in the event a proxy vote be solicited for shareholders of record during the limited time that the AI Client held the security prior to the security’s liquidation.

For Hedge Fund Clients, it is AI’s policy to waive its Clients’ voting rights related to their investments in Underlying Funds by getting a written confirmation from each Underlying Fund that it concurs to the waiver of voting rights.  This confirmation shall be obtained either at the time of investment, or at a reasonable time thereafter, by the Adviser sending a notification of waiver of voting rights to the Underlying Fund.  In no circumstances shall this confirmation be obtained after any Client, in conjunction with other Clients or affiliates of AI, holds 5% of the outstanding interests in such Underlying Fund.

For Private Equity Clients, except with respect to Adverse Measures (defined below), in determining how AI should vote a security, AI Portfolio Management shall:

• recommend against adoption of a measure if Portfolio Management determines in its discretion that such measure, if adopted:

-would result in the affected AI Client holding a security in violation of such Client’s investment objective(s), policies or restrictions; or

-has a reasonable probability of materially diminishing the economic value and/or utility of the related security in the hands of such Client over the anticipated holding period of such security; and

• recommend adoption of a measure if Portfolio Management in its discretion determines that such measure, if adopted:

This policy will be reviewed no less frequently than annually.

This policy is the property of Bank of America and must not be provided to any external party without express prior consent from AI Legal or Compliance.

would not result in the affected AI Client holding a related security in violation of such Client’s investment objective(s), policies or restrictions; and

has a reasonable probability of enhancing (or not materially diminishing) the economic value and/or utility of the related security in the hands of such AI Client over the anticipated holding period of such security.

As described above, most votes cast by the Adviser on behalf of Clients will relate to the voting of limited partnership interests, limited liability company interests, shares or similar equity interests in Underlying Funds in which AI Clients invest.  Such votes are typically by written consent and no investor meeting is generally called.  Although determining whether or not to give consent may not be considered to be “proxy voting”, such action is governed by this Proxy Voting Policy.  It is also anticipated that frequently an Underlying Fund will request the AI Client either to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question (“Adverse Measures”) or to redeem its interests in the Underlying Fund.

It is expected that AI Portfolio Management will ordinarily recommend voting a security in favor of an Adverse Measure only if:

•           Portfolio Management believes that voting for the Adverse Measure is the only way to continue to hold such security, and that their is a reasonable probability that the benefits that would be conferred on the affected AI Client by continuing to hold such security would outweigh the adverse affect(s) of such Adverse Measure (e.g., increased fees, reduced liquidity); and

•           Adoption of such Adverse Measure would not result in such Fund holding the related security in violation of its investment objective(s), policies or restrictions.

Based on the foregoing, it is expected that Portfolio Management ordinarily will recommend adoption of routine, non-Adverse Measures supported by management, such as proposals to appoint or ratify the appointment of auditors.

This policy will be reviewed no less frequently than annually.

This policy is the property of Bank of America and must not be provided to any external party without express prior consent from AI Legal or Compliance.

Conflicts of Interest:

Portfolio Management is under an obligation to (a) be alert to potential conflicts of interest on the part of AI, be mindful of other potential conflicts of interest as they pertain to affiliates of the Adviser or in his or her own personal capacity, with respect to a decision as to how a proxy should be voted, and (b) bring any such potential conflict of interest to the attention of AI Legal who together will determine if a potential conflict exists and in such cases will contact  the  AI Conflicts Officer for resolution. The AI Adviser will not implement any decision to vote a proxy in a particular manner until the Conflicts Officer has:

•	determined whether AI (or AI personnel) are subject to a conflict of interest in voting such proxy; and if so then

•	assessed whether such conflict is material or not, and if so then

•	addressed the material conflict in a manner designed to serve the best interests of the affected AI Client.

Notice to Investors:

AI will deliver a summary of AI’s proxy voting policies and procedures to each prospective investor by delivering the Adviser’s Form ADV Part II to prospective investors.  The summary is contained in Schedule F of the referenced document.

Responses to Investor Requests:

AI will, upon the reasonable request of a prospective investor or current investor, provide such prospective investor or current investor with a copy of the then-current version of this Policy.

AI will, upon the reasonable request of a current investor, provide the current investor with how AI has voted proxies, for the prior one year period, on behalf of the specific AI Client that said investor has invested in.

AI will track proxy policy and proxy voting record requests it receives from current and prospective investors.

Supervision
For private equity Clients, the Head of Private Equity Portfolio Management is responsible for implementing this policy for his or her platform and the Private Equity Investment Committee is responsible for overseeing the implementation of this policy.  For hedge fund Clients, the Head of Hedge Fund Portfolio Management is responsible for implementing this policy for his or her platform and the Hedge Fund Investment Committee is responsible for overseeing the implementation of this policy.

This policy will be reviewed no less frequently than annually.

This policy is the property of Bank of America and must not be provided to any external party without express prior consent from AI Legal or Compliance.

Escalation
The applicable AI Portfolio Management Heads must promptly report all unapproved exceptions to this policy to their respective Investment Committees and the AI Compliance Executive, who together will determine the remedial action to be taken, if any.  The Compliance Executive will report all material exceptions to the Chief Compliance Officer.

The Adviser may deviate from this policy only with the written approval, upon review of the relevant facts and circumstances, from the Chief Compliance Officer.

The Chief Compliance Officer will report any exception that is not resolved to his or her satisfaction, that cannot be resolved, or that otherwise suggests a material internal compliance controls issue, to AI Senior Management and GWIM Risk and Compliance Senior Management and to the boards of the registered funds, if applicable.

Monitoring/Oversight
The AI Compliance SME is responsible for monitoring compliance with this policy on an ongoing basis.  As needed, but not less than annually, the Compliance SME will request from Portfolio Management a list of all proxies voted during a given period.  The Compliance SME will examine the way AI has voted and compare to the AI Proxy Policy to ensure that AI has been consistent with this policy.  Evidence of the review will be kept via a Compliance Monitoring Checklist.

Recordkeeping
Records should be retained for a period of not less than six years.  Records should be retained in an appropriate office of AI for the first three years.  Examples of the types of documents to be maintained as evidence of AI’s compliance with this policy may include:

•	Portfolio Management Memorandum Describing Proxy Vote Request
•	Minutes of AI Investment Committee Meetings
•	Proxy Voting Record
•	Records Required for Form N-PX (Registered Clients Only)
•	Other documents as proscribed in Rule 204(2)(c)-17

This policy will be reviewed no less frequently than annually.

This policy is the property of Bank of America and must not be provided to any external party without express prior consent from AI Legal or Compliance.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of March 31, 2011:

Matthew J. Ahern and James D. Bowden (collectively, the “Portfolio Management Team”) are responsible for the day-to-day management of the Registrant’s portfolio, subject to such policies as may be adopted by the Board. All members of the Portfolio Management Team must agree on the investment decision in order for a Portfolio Fund to be added to the Registrant’s portfolio.

Messrs. Ahern and Bowden, whose biographies are listed below, and are supported by a team of associates and analysts.

Matthew J. Ahern, Director and Senior Vice President of the Investment Adviser. Mr. Ahern joined the Investment Adviser in 2004 via Fleet Bank’s Private Equity Portfolio (“PEP”) Funds group, which he joined in 2002. His responsibilities include evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous Investment Adviser relationships for the benefit of third party investors. Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding the Investment Adviser’s current and prospective underlying funds and direct investments. Prior to joining Fleet Bank, Mr. Ahern was a Director of Capitalyst Ventures, a seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee. Prior to launching that firm, he spent a year as a Financial Analyst in an M.B.A. private equity training program at HarbourVest Partners, an international private equity fund of funds group. Mr. Ahern holds a B.A. from Boston University and an M.B.A. in Entrepreneurship and Finance from Babson College, summa cum laude.

James D. Bowden, Managing Director and Senior Vice President of the Investment Adviser. Mr. Bowden has been involved with the private equity industry for the last thirteen years. He joined the Investment Adviser in 1998 to form the group and to manage Bank of America’s private equity fund of funds business. In that capacity he has acted as the primary investment strategist for various private placement offerings and client advisory activities associated with the private equity asset class. He has led private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the business. He is a frequent speaker before private equity industry groups and asset management organizations concerning issues associated with investing in private equity, and is a member of the Advisory Board of Private Equity Center of the American Graduate School of International Management. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. From 1993 to 1998, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. He continued in that capacity after Continental Bank merged with Bank of America, until he joined the Investment Adviser. From 1988 to 1993, Mr. Bowden was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds. His career focused on commercial lending and problem loan workouts prior to joining Coopers & Lybrand, with work at Continental Bank from 1985 to 1988, Citicorp from 1980 to 1985 and American National Bank of Chicago from 1977 to 1980. He received his MBA and BBA degrees from the University of Michigan in 1977 and 1975, respectively. Mr. Bowden is a Certified Public Accountant.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of March 31, 2011:

The following tables set forth information about funds and accounts other than the Registrant for which a member of the Portfolio Management Team is primarily responsible for the day-to-day portfolio management as of March 31, 2011, unless indicated otherwise.

Matthew J. Ahern

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
3	$310,284,647	24	$2,195,075,648	1	$13,624,916

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
2	$162,679,647	18	$1,837,243,148	0	N/A

James D. Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
1	$98,664,647	23	$2,158,515,648	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
1	$98,664,647	17	$1,800,683,148	0	N/A

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if an Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of March 31, 2011:

Each member of the Portfolio Management Team is a senior executive from business units within Global Wealth Investment Management. As such, the compensation packages for the members on the Portfolio Management Team are composed of the same components used with all Bank of America senior executives: base salary, annual incentive performance bonus and equity awards. There is no direct link between any member's specific compensation and the Registrant's investment performance.

In determining the base salaries, Bank of America intends to be competitive in the marketplace and ensure salaries are commensurate with each member's experience and ultimate responsibilities within each member's respective business unit. Bank of America regularly evaluates base salary levels with external industry studies and analysis of industry trends.

Each Portfolio Management Team member's annual bonus and equity awards are discretionary awards distributed after measuring each member's contributions against quantitative and qualitative goals relative to their individual business responsibilities. Quantitative goals are relative to the individual's business unit, and are not directly related to the performance of the Registrant or any other portfolio relative to any benchmark, or to the size of the Registrant. An example of a quantitative measure is associate turnover ratio. Qualitative measures may include staff management and development, process management (ex: adherence to internal and external policies), business management and strategic business input to the business platform.

There are no pre-set allocations regarding the split between salary and bonus.

(a)(4) As of March 31, 2011, no Portfolio Management Team member owned any Interests in the registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant's board of managers that would require disclosure.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics (see Exhibit 1)

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable

(b)	Not applicable

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Excelsior Private Markets Fund II (TI), LLC

By (Signature and Title)                      /s/ James D. Bowden
James D. Bowden, Principal Executive Officer
Date   June 10, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/ James D. Bowden
James D. Bowden, Principal Executive Officer
Date   June 10, 2011

By (Signature and Title)                      /s/ Steven L. Suss
Steven L. Suss, Principal Financial Officer
Date   June 10, 2011